TRADE AND OTHER PAYABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Trade and other payables [abstract]
Trade payables	$ 10,613	$ 5,985
Accrued voyage expenses	64,974	51,799
Accrued ship operating expenses	30,431	14,296
Accrued administrative expenses	8,544	8,126
Deferred charter revenue	2,631	2,631
Other	25,929	15,975
Total current trade and other payables	143,122	98,812
Other	818	452
Total other non-current payables	$ 818	$ 452